Exhibit 10.3

INDEMNIFICATION AGREEMENT

This INDEMNIFICATION AGREEMENT (“Agreement”) as of March 3, 2009, is made and entered into by and between, on the one hand, Apollo Management, L.P., Apollo Global Management, LLC, Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V(A), L.P., Apollo Netherlands Partners V(B), L.P., Apollo German Partners V GmbH & Co. KG, Apollo Investment Fund VI, L.P., Apollo Overseas Partners VI, L.P., Apollo Overseas Partners (Delaware) VI, L.P., Apollo Overseas Partners (Delaware 892) VI, L.P., Apollo Overseas Partners (Germany) VI, L.P., Apollo Advisors IV, L.P., Apollo Management IV, L.P., Apollo Advisors V, L.P., Apollo Management V, L.P., Apollo Advisors VI, L.P., and Apollo Management VI, L.P. (collectively, “Apollo”; individually, each is an “Apollo Entity”), and, on the other hand, Hexion LLC, Hexion Specialty Chemicals, Inc., and Nimbus Merger Sub Inc. (collectively, “Hexion”; individually, each is a “Hexion Entity”) (Apollo and Hexion, collectively the “Parties”).

WHEREAS, one or more of the Parties was or is involved in the following lawsuits: Hexion Specialty Chemicals, Inc. et al. v. Huntsman Corp., et al., C.A. No. 3841-VCL (Court of Chancery, Delaware); Huntsman Corp. v. Leon Black et al., Cause No. 08-06-06037 (Montgomery County, Texas); Huntsman Corp. et al., v. Credit Suisse Securities (USA) LLC et al., Cause No. 08-09-09258 (Montgomery County, Texas); Hexion Specialty Chemicals, Inc. et al. v. Credit Suisse, Cayman Islands Branch et al. Index No. 114552/08 (New York Supreme Court, New York County); and Hexion Specialty Chemicals, Inc. et al. v. Huntsman Corp., Index No. 602394/08 (New York County Supreme Court, New York) (collectively, the “Actions”);

WHEREAS, on December 14, 2008, a Settlement Agreement and Release was entered into by and between the Parties, on the one hand; and, on the other, Huntsman Corp., Jon M. Huntsman and Peter Huntsman and Huntsman Family Holdings Company LLC, The Jon and Karen Huntsman Foundation, Karen H. Huntsman Inheritance Trust, Huntsman Financial Corporation, and Brynn B.

Huntsman, as Custodian under the Utah Uniform Transfers to Minors Act, for the benefit of Rebecca Brynn Huntsman, Rachel Brynn Huntsman, Caroline Brynn Huntsman, Amber Brynn Huntsman, Virginia Brynn Huntsman and James B. Huntsman (the “Apollo/Hexion/Huntsman Settlement Agreement”);

WHEREAS, on December 29, 2008, Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V(A), L.P., Apollo Netherlands Partners V(B), L.P., and Apollo German Partners V GmbH & Co. KG, on the one hand, and Hexion Specialty Chemicals Inc., on the other, entered into a letter agreement (“Letter Agreement”);

WHEREAS, it was and remains the intent of the Parties that: (1) the Letter Agreement, without limitation, preserved the obligation of Hexion Specialty Chemicals, Inc. under Paragraph 3(c) of the Apollo/Hexion/Huntsman Settlement Agreement to pay over any amounts it recovers from its insurance providers with respect to liability under the Apollo/Hexion/Huntsman Settlement Agreement to any Apollo entities set forth in Paragraph 3 of Annex A thereto satisfying any portion of the amount specified in Paragraph 3(c) of the Apollo/Hexion/Huntsman Settlement Agreement; (2) the Letter Agreement, without limitation, preserved any and all rights as to the proper allocation as between or among Hexion Specialty Chemicals, Inc. and/or any Apollo Entities of the ultimate responsibility for the payment referenced in Paragraph 3(c) of the Apollo/Hexion/Huntsman Settlement Agreement; and (3) the reference in the Letter Agreement to Hexion Specialty Chemicals, Inc.’s booking of the aggregate amount of certain payments as “payables” neither created any rights or obligations nor impaired any rights or obligations that otherwise existed;

WHEREAS, the Parties have sought coverage for the Actions under their respective insurance policies;

WHEREAS, this Agreement is intended to supplement and clarify the rights and obligations between and among the Parties arising out of the Apollo/Hexion/Huntsman Settlement Agreement and the Letter Agreement;

NOW THEREFORE, in consideration of the mutual promises and covenants herein set forth, which consideration is acknowledged by the Parties to be good and sufficient, the Parties hereto covenant and agree as follows:

1.	Apollo’s Indemnification of Hexion

In the event that any insurer of any Apollo Entity makes any payment to any Apollo Entity in respect of any liability arising out of the Actions or under Paragraph 3(b) or Paragraph 3(c) of the Apollo/Hexion/Huntsman Settlement Agreement or with respect to any payment made in connection therewith and, based on such payment by the insurer to the Apollo Entity, the insurer asserts any right of indemnification (including but not limited to contractual indemnification, common-law indemnification, or partial indemnification in the nature of contribution) or any other right, claim, or cause of action as subrogee of the Apollo Entity against any Hexion Entity or its directors, officers, employees, or agents, each Apollo Entity receiving such payment shall be severally obligated to indemnify and hold harmless, up to the total amount of the payments the Apollo Entity received from its insurers, such Hexion Entity and its directors, officers, employees, and agents from and against any and all liabilities, costs, expenses (including attorneys’ fees), and disbursements of any kind incurred in any civil action, arbitration, or other proceeding for relief asserted by the insurer. The Apollo Entity shall be obligated to indemnify the Hexion Entity and its directors, officers, employees, and agents only to the extent that the Hexion Entity is unable to obtain indemnification from its insurers for the liabilities, costs, expenses (including attorneys’ fees), and disbursements incurred in connection therewith.

2.	Hexion’s Indemnification of Apollo

In the event that any insurer of any Hexion Entity makes any payment to any Hexion Entity in respect of any liability arising out of the Actions or under Paragraph 3(b) or Paragraph 3(c) of the Apollo/Hexion/Huntsman Settlement Agreement or with respect to any payment made in connection therewith and, based on such payment by the insurer to the Hexion Entity, the insurer asserts any right of indemnification (including but not limited to contractual indemnification, common-law indemnification, or partial indemnification in the nature of contribution) or any other right, claim, or cause of action as subrogee of the Hexion Entity against any Apollo Entity or its directors, officers, employees, or agents, each Hexion Entity receiving such payment shall be severally obligated to indemnify and hold harmless, up to the total amount of the payments the Hexion Entity received from its insurers net of any expenses incurred for such recovery, such Apollo Entity and its directors, officers, employees, and agents from and against any and all liabilities, costs, expenses (including attorneys’ fees), and disbursements of any kind incurred in any civil action, arbitration, or other proceeding for relief asserted by the insurer; provided, however, that the Hexion Entity’s obligation to indemnify any Apollo Entity shall be reduced by all sums any Hexion Entity paid to or for the benefit of any Apollo Entity, pursuant to Paragraph 3(c) of the Apollo/Hexion/Huntsman Settlement Agreement, from insurance proceeds recovered by any Hexion Entity. The Hexion Entity shall be obligated to indemnify the Apollo Entity and its directors, officers, employees, and agents only to the extent that the Apollo Entity is unable to obtain indemnification from its insurers for the liabilities, costs, expenses (including attorneys’ fees), and disbursements incurred in connection therewith.

3.	Apollo’s Release and Covenant Not to Sue Hexion

Each Apollo Entity releases all Hexion Entities, and each of them, jointly and severally, of any liability arising out of the Actions or under Paragraph 3(b) or Paragraph 3(c) of the Apollo/Hexion/Huntsman Settlement Agreement or with respect to any payment made in connection therewith, and each Apollo Entity covenants that it will not assert, and will not make any demand with respect to, any right, claim, or cause of action against any Hexion Entity in respect of any such liability.

Notwithstanding anything to the contrary in this Paragraph 3 of the Agreement, this Agreement shall not preclude, limit, or impair the obligation of Hexion Specialty Chemicals, Inc. under Paragraph 3(c) of the Apollo/Hexion/Huntsman Settlement Agreement to pay over any amounts it recovers from its insurance providers with respect to liability under the Apollo/Hexion/Huntsman Settlement Agreement to any Apollo entities set forth in Paragraph 3 of Annex A thereto satisfying any portion of the amount specified in Paragraph 3(c) of the Apollo/Hexion/Huntsman Settlement Agreement.

Notwithstanding anything to the contrary in this Paragraph 3 of the Agreement, this Agreement shall not release, preclude, limit, impair, or otherwise prejudice any right, claim, or cause of action against any of the Hexion Entities, jointly and/or severally, that may be asserted by any insurer of any Apollo Entity as its subrogee. Any such rights, claims, or causes of action are expressly preserved on behalf of any insurer of any Apollo Entity as its subrogee.

4.	Hexion’s Release and Covenant Not to Sue Apollo

Each Hexion Entity releases all Apollo Entities, and each of them, jointly and severally, of any liability arising out of the Actions or under Paragraph 3(b) or Paragraph 3(c) of the Apollo/Hexion/Huntsman Settlement Agreement or with respect to any payment made in connection therewith, and each Hexion Entity covenants that it will not assert, and will not make any demand with respect to, any right, claim, or cause of action against any Apollo Entity in respect of any such liability.

Notwithstanding anything to the contrary in this Paragraph 4 of the Agreement, this Agreement shall not be construed to release, preclude, limit, impair, or otherwise prejudice any right, claim, or cause of action against any of the Apollo Entities, jointly and/or severally, that may be asserted by any insurer of any Hexion Entity as its subrogee. Any such rights, claims, or causes of action are expressly preserved on behalf of any insurer of any Hexion Entity as its subrogee.

5.	Governing Law

This Agreement shall be governed by the law of the State of Delaware without regard to choice of law principles.

6.	Counterparts

This Agreement may be executed in any number of counterparts by the several Apollo Entities and Hexion Entities, each of which shall constitute an original but all together shall constitute but one and the same instrument. Confirmation of execution by telecopy or telefax of a facsimile signature page or electronic transmission of a scanned signature page shall be binding upon that Apollo Entity or Hexion Entity so confirming.

APOLLO INVESTMENT FUND IV, L.P.

By:	Apollo Advisors IV, L.P., its general partner

By:	Apollo Capital Management IV, Inc., its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO OVERSEAS PARTNERS IV, L.P.

By:	Apollo Advisors IV, L.P., its managing general partner

By:	Apollo Capital Management IV, Inc., its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO INVESTMENT FUND V, L.P.

By:	Apollo Advisors V, L.P., its general partner

By:	Apollo Capital Management V, Inc., its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO OVERSEAS PARTNERS V, L.P.

By:	Apollo Advisors V, L.P., its managing general partner

By:	Apollo Capital Management V, Inc., its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO NETHERLANDS PARTNERS V(A), L.P.

By:	Apollo Advisors V, L.P., its managing general partner

By:	Apollo Capital Management V, Inc., its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO NETHERLANDS PARTNERS V(B), L.P.

By:	Apollo Advisors V, L.P., its managing general partner

By:	Apollo Capital Management V, Inc., its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO GERMAN PARTNERS V GMBH & CO. KG

By:	Apollo Advisors V, L.P., its managing limited partner

By:	Apollo Capital Management V, Inc., its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO INVESTMENT FUND VI, L.P.

By:	Apollo Advisors VI, L.P., its general partner

By:	Apollo Capital Management VI, LLC, its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO OVERSEAS PARTNERS VI, L.P.

By:	Apollo Advisors VI, L.P., its managing general partner

By:	Apollo Capital Management VI, LLC, its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO OVERSEAS PARTNERS (DELAWARE) VI, L.P.

By:	Apollo Advisors VI, L.P., its general partner

By:	Apollo Capital Management VI, LLC, its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO OVERSEAS PARTNERS (DELAWARE 892) VI, L.P.

By:	Apollo Advisors VI, L.P., its general partner

By:	Apollo Capital Management VI, LLC, its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO OVERSEAS PARTNERS (GERMANY) VI, L.P.

By:	Apollo Advisors VI, L.P., its managing general partner

By:	Apollo Capital Management VI, LLC, its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO ADVISORS IV, L.P.

By:	Apollo Capital Management IV, Inc., its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO MANAGEMENT IV, L.P.

By:	Apollo Management, L.P., its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO ADVISORS V, L.P.

By:	Apollo Capital Management V, Inc., its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO MANAGEMENT V, L.P.

By:	AIF V Management, LLC, its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO ADVISORS VI, L.P.

By:	Apollo Capital Management VI, LLC, its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC, its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC, its general partner

Name:	John J. Suydam
Title:	Vice President
Date:

APOLLO GLOBAL MANAGEMENT, LLC

By:	AGM Management, LLC, its manager

By:	BRH Holdings GP, Ltd., its sole member

Name:	John J. Suydam
Title:	Vice President
Date:

HEXION LLC

Name:	George F. Knight
Title:	Senior Vice President
Date:

HEXION SPECIALTY CHEMICALS, INC.

Name:	George F. Knight
Title:	Senior Vice President
Date:

NIMBUS MERGER SUB INC.

Name:	George F. Knight
Title:	Senior Vice President
Date: